Exhibit 10.24

EXECUTION COPY

Certain information identified by [***] has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

AMENDMENT NUMBER THREE TO THE
SOFTGEL COMMERCIAL MANUFACTURING AGREEMENT

This Amendment Number Three (“Amendment Number Three”) is made this 5th day of June, 2017 (the “Effective Date”), by and between Catalent Pharma Solutions, LLC, a Delaware limited liability company, having a place of business at 14 Schoolhouse Road, Somerset, New Jersey 08873 (“Catalent”) and Clarus Therapeutics, Inc., a corporation, having its principal place of business at 555 Skokie Blvd., #340, Northbrook, IL 60062 (“Clarus”).

WHEREAS, Catalent and Clarus previously entered into and executed a Softgel Commercial Manufacturing Agreement dated July 23, 2009, as amended by Amendment Number One dated October 23, 2012 and Amendment Number Two dated November 12, 2012, (as amended, the “Agreement”); and

WHEREAS, Catalent and Clarus now desire to amend the tenus, conditions and provisions of the Agreement;

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Section 4.1 is hereby deleted and replaced with the following:

“4.1 Minimum Requirement. During each Contract Year, Client shall purchase the minimum number of units of Product (“Minimum Requirement”) set forth on Exhibit B. If Client does not purchase such Minimum Requirement during any Contract Year, within [***] days of the end of such Contract Year, Client shall pay to Catalent an amount equal to the cost of: [***].

2.	Pursuant to Section 7.1 (Unit Pricing) of the Agreement, Exhibit B of the Agreement (Unit Pricing, Fees and Minimum Requirement) will be modified as follows:

EXHIBIT B

UNIT PRICING, FEES AND MINIMUM REQUIREMENT

Unit Pricing for Testosterone Undecanoate Softgels 158 mg ([***] mg Testosterone)

Theoretical Batch Size	Shipped Volumes of All Product Strengths Combined| within each 12- Month Period between July 1 and June 30	Unit Price per [***] softgels
[***] softgels	[***]	$[***] (Base Price #1)
	[***]	(Base Price #1) - $[***]
	[***]	(Base Price #1) - $[***]
[***] softgels	[***]	$[***] (Base Price #2)
	[***]	(Base Price #2) - $[***]
	[***]	(Base Price #2) - $[***]
[***] softgels	[***]	$[***] (Base Price #3)
	[***]	(Base Price #3) - $[***]
	[***]	(Base Price #3) - $[***]

Unit Pricing for Testosterone Undecanoate Softgels 198 mg ([***] mg Testosterone)

Theoretical Batch Size	Shipped Volumes of All Product Strengths Combined within each 12- Month Period between July 1 and June 30	Unit Price per [***] softgels
[***] softgels	[***]	$[***] (Base Price #4)
	[***]	(Base Price #4) - $[***]
	[***]	(Base Price #4) - $[***]

Unit Pricing for Testosterone Undecanoate Softgels 237 mg ([***] mg Testosterone)

Theoretical Batch Size	Shipped Volumes of All Product Strengths Combined| within each 12- Month Period between July 1 and June 30	Unit Price per [***] softgels
[***] softgels	[***]	$[***] (Base Price #5)
	[***]	(Base Price #5) - $[***]
	[***]	(Base Price #5) - $[***]
[***] softgels	[***]	$[***] (Base Price #6)
	[***]	(Base Price #6) - $[***]
	[***]	(Base Price #6) - $[***]
[***] softgels	[***]	$[***] (Base Price #7)
	[***]	(Base Price #7) - $[***]
	[***]	(Base Price #7) - $[***]

MINIMUM REQUIREMENT PER CONTRACT YEAR

Product	Dosage Form	Minimum Requirement
Testosterone Undecanoate Softgels	Bulk softgels	[***] softgels (Total Across All Product Strengths Combined)

ADDITIONAL FEES
Product Maintenance Fee	$[***]	Annually
Commercial Occupancy Fee	$[***]	Annually

3.	The Unit Pricing reflected in Exhibit B became effective on [***], and is subject to a scheduled price adjustment to take place on July 1, 2017, as described in Section 7.4 (Price Increase) of the Agreement. Such scheduled annual price adjustments each July 1st will be applied to the Base Prices identified in the tables above for each Product strength and batch size (“Adjusted Base Prices”). For incremental annual shipped volumes between [***] softgels and [***] softgels and incremental annual shipped volumes over [***] softgels, the Unit Price will be calculated by [***].

4.	Strictly for purposes of updating the contact information contained therein, the penultimate sentence of Section 18.9 is hereby deleted and replaced with the following: “If such parties cannot reach a resolution of the Dispute, then such Dispute shall be resolved by binding alternative dispute resolution in accordance with the then existing commercial arbitration rules of The International Institute for Conflict Prevention & Resolution, 30 East 33rd Street, 6th Floor, New York, NY 10016.”

5.	Except as provided herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.

6.	This Amendment Number Three may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Amendment Number Three shall constitute an original.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Three to be executed by their duly authorized corporate officers or representatives as of the Effective Date first above written.

Catalent Pharma Solutions, LLC		Clarus Therapeutics, Inc.

By:	/s/ Aris Gennadios	By:	/s/ Steven A. Bourne
Name:	Aris Gennadios, Ph.D.	Name:	Steven A. Bourne
Title:	President, Softgel Technologies	Title:	Chief Financial Officer
Date:	06 JUN 2017	Date:	June 6, 2017

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